SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of  1934

  Filed by the Registrant   X
                          -----
  Filed by a Party other than the Registrant
                                             -----
  Check the appropriate box:

        Preliminary Proxy Statement
  ---

        Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
  ---

   X    Definitive Proxy Statement
  ---

        Definitive Additional Materials
  ---

        Soliciting Material Pursuant to section 240.14a-11(c) or
        section 240.14a-12
  ---

                  DELAWARE GROUP ADVISER FUNDS, INC.
      ---------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


      ----------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement if

                         other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):


   X   No fee required.
  ---
       Fee computed on table below per Exchange Act Rules 14a-

       6(i)(4) and 0-11.
  ---

        1) Title of each class of securities to which transaction applies:

             N/A
        -----------------------------------------------------
        2) Aggregate number of securities to which transaction applies:

             N/A
        -----------------------------------------------------


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             N/A
        -----------------------------------------------------

        4) Proposed maximum aggregate value of transaction:

             N/A
        -----------------------------------------------------

        5)  Total fee paid:

             N/A
        -----------------------------------------------------


        Fee paid previously with preliminary materials.
  ---

  --- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

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        2) Form, Schedule or Registration Statement No.:

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        3) Filing Party:

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        4) Date Filed:

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 DELAWARE GROUP ADVISER FUNDS, INC.
 Overseas Equity Fund (Formerly World Growth Fund)















 PROXY STATEMENT

 Notice of Special Meeting of Shareholders


 NOVEMBER 18, 1997












                                                   DELAWARE
                                                   GROUP
 DELAWARE GROUP

1818 Market Street, Philadelphia, Pennsylvania 19103

                PROXY STATEMENT AND NOTICE OF SPECIAL MEETING
               OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 1997
                     AT THE UNION LEAGUE OF PHILADELPHIA
               140 SOUTH BROAD STREET, PHILADELPHIA, PA  19102

To the Shareholders of Overseas Equity Fund (formerly World
Growth Fund) of Delaware Group Adviser Funds, Inc.:

This is your official notice that a Special Meeting (the "Meeting") of Shareholders of the Overseas Equity Fund series (formerly the World Growth Fund series) (the "Fund") of Delaware Group Adviser Funds, Inc. (the "Company") will be held at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, PA 19102, on Tuesday, November 18, 1997, at 10:00 a.m. This Proxy Statement and the enclosed proxy card are expected to be mailed to shareholders on or about October 8, 1997.


You are cordially invited, and urged, to attend the Meeting.
Whether or not you will be able to attend the Meeting, you are urged to sign and mail the accompanying proxy card.

The purposes of the Meeting are as follows:

1. To approve or disapprove the sub-advisory agreement on behalf of the Fund between Delaware Management Company, Inc. and Delaware International Advisers Ltd.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Please note that the proxy card provides a space on which you may vote to approve or disapprove the sub-advisory agreement.

PROXIES THAT ARE PROPERLY EXECUTED BUT NOT OTHERWISE MARKED
WILL BE VOTED "FOR" THE APPROVAL OF THE SUB-ADVISORY AGREEMENT.

The Board of Directors of the Company has designated September 25, 1997 as the record date for shareholders entitled to vote at the Meeting. You may cast one vote for each full share and a fractional vote for each fractional share that you held at the close of business on that day.

Your proxy is revocable by you at any time by notifying the Company in writing or by signing another proxy card. Signing a proxy card will not affect your right to attend the Meeting and vote your shares in person or to give a later proxy. Shareholders whose shares are held of record by their broker-dealers who wish to vote in person at the Meeting should obtain a Legal Proxy from their broker-dealer to present to the Inspector of Elections at the Meeting.

/s/Wayne A. Stork
Wayne A. Stork
Chairman

October 8, 1997

                               PROXY STATEMENT

                    DELAWARE GROUP ADVISER FUNDS, INC.
             Overseas Equity Fund (formerly World Growth Fund)

     The Board of Directors of Delaware Group Adviser Funds, Inc. (the "Company"), on behalf of the Overseas Equity Fund series (formerly the World Growth Fund series) (the "Fund") is soliciting your proxy to be voted at a Special Meeting of Shareholders (the "Meeting") to be held on Tuesday, November 18, 1997, at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, PA 19102, at 10:00 a.m., or to be voted at any adjournments of the Meeting. Whether or not you intend to be present at the Meeting, the Board of Directors urges you to sign and return the proxy card which accompanies this Proxy Statement.

     Signing a proxy card does not affect your right to attend the Meeting and vote your shares in person, or your right to revoke this proxy or to sign a later proxy. Your proxy will help assure the presence of a quorum, however, and may help avoid the additional expense of a further proxy solicitation. Proxies will be voted in accordance with the instructions you give on the proxy card. If you properly sign the proxy card but do not give any instructions, your proxy will be voted "FOR" the proposal. The persons designated to vote your proxy are authorized to vote in their discretion on any other matters which may properly be acted upon at this Meeting or any adjournments of the Meeting. Under Maryland law and the Company's Charter and By-Laws, abstentions and broker non-votes (i.e., shares held in nominee name by brokers which are not voted because of lack of instructions from beneficial owners on non-discretionary voting matters) will be considered to be present at the Meeting for purposes of determining a quorum. Abstentions and broker non-votes have the same effect as votes "against" the proposal, which requires a majority votes present at the Meeting for passage.

     This solicitation is being made largely by mail on behalf of the Board of Directors of the Company, but may also be made by officers or employees of the Company and may include telephonic, telegraphic or personal interviews. The cost of the solicitation is being borne by Delaware Management Company, Inc., the Fund's investment adviser (the "Manager"). The Manager may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Fund's shares. This Proxy Statement and the accompanying proxy card are expected to be mailed to shareholders on or about October 8, 1997.

     Your proxy is revocable by you at any time by notifying the Company in writing at its principal executive office at 1818 Market Street, Philadelphia, PA 19103. Shareholders retain the right to attend the Meeting and to vote their shares in person. Shareholders whose shares are held of record by their broker-dealers who wish to vote in person at the Meeting should obtain a Legal Proxy from their broker-dealer to present to the Inspector of Elections at the Meeting. Shareholders of record at the close of business on September 25, 1997 will be entitled to cast one vote for each full share then held and a fractional vote for each fractional share then held. As of that date, each class of the Overseas Equity Fund had the following shares outstanding: Overseas Equity Fund A Class - 862,163; Overseas Equity Fund B Class - 122,995; Overseas Equity Fund C Class - 14,385; and Overseas Equity Fund Institutional Class - 4,827.

PROPOSAL:  DELAWARE INTERNATIONAL SUB-ADVISORY AGREEMENT

Introduction

     At the Meeting, shareholders of the Fund will be asked to approve or disapprove a new sub-advisory agreement (the "New Sub-Advisory Agreement") on behalf of the Fund between the Manager and Delaware International Advisers Ltd. ("Delaware International").

      At a meeting held on July 17, 1997, the Board of Directors of the Company, in order to enhance the portfolio diversification opportunities available to shareholders of the Fund, approved an increase in the portion of the Fund's assets that can be invested in securities of emerging market issuers
from 20% to 40%, effective September 15, 1997.   To better
reflect this change in investment policy, the Board also approved a change in the Fund's name from "World Growth Fund" to "Overseas Equity Fund." The Board determined that the Fund's sub-adviser, Walter Scott & Partners Limited ("Walter Scott"), was comparatively inexperienced in managing emerging market securities, whereas Delaware International, an affiliate of the Manager, possessed significant experience in this area. After careful deliberation, as described below, the Board approved a transfer of sub-advisory responsibilities from Walter Scott to Delaware International effective September 15, 1997, in order to more effectively implement the change in the Fund's investment policy.

     The Board further concluded that the New Sub-Advisory Agreement would benefit the Fund and its shareholders by offering the potential for improved, more cost-effective sub-advisory services. The Board of Directors, including those directors who are not a party to the New Sub-Advisory Agreement nor are interested persons of any such party (the "Independent Directors"), unanimously approved the New Sub-Advisory Agreement and recommended its submission for approval to the shareholders of the Fund.

     At the same meeting, the Board of Directors approved an amendment to the investment management agreement between the Manager and the Company on behalf of the Fund (the "Investment Management Agreement") decreasing the annual advisory fee from 1.10% to 1.00% of the Fund's average daily net assets. Under interpretations of the staff of the U.S. Securities and Exchange Commission, a reduction in advisory fees may be effected upon approval of the board of directors of an investment company, including a majority of the independent directors, without a shareholder vote, provided there is no proposed modification or reduction to the services the adviser is providing to the Fund. Because there is no change in the services provided by the Manager of the Fund, the amended Investment Management Agreement with the reduced advisory fee is not being submitted to shareholders for approval.

     The Investment Management Agreement authorizes the Manager, at its own expense, to enter into sub-advisory agreements to obtain the investment advisory services for which it has ultimate responsibility for the Fund. The Manager is permitted to terminate any sub-adviser in its sole discretion and continues to bear responsibility for the services provided by any such sub-adviser. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a sub-adviser also may be terminated by the Company's Board of Directors or the Fund's shareholders.

     Under the provisions of the sub-advisory agreement with Walter Scott (the "Prior Sub-Advisory Agreement"), the Manager or the Board of Directors can terminate the agreement upon 60 days' written notice. Accordingly, at its meeting on July 19, 1997, the Board approved the replacement of Walter Scott, and the Manager gave Walter Scott notice of termination, effective September 15, 1997. Walter Scott consented to the shortened notice period. On September 15, 1997, Delaware International assumed the sub-advisory duties for the Fund under the New Sub-Advisory Agreement. Such an assumption of advisory services by Delaware International without advance shareholder approval is permissible pursuant to Rule 15a-4 under the 1940 Act. That Rule permits a person to act as investment adviser (or sub-adviser) under a new contract that has not been approved by shareholders for 120 days after termination as long as the Board of Directors has approved the contract and the compensation to be received under the new contract does not exceed the amount previously approved by shareholders. The Board's approval of the New Sub-Advisory Agreement satisfied the requirements of Rule 15a-4 because compensation under the New Sub-Advisory Agreement will not exceed that payable under the Prior Sub-Advisory Agreement. In accordance with the requirements of that Rule, the New Sub-Advisory Agreement will be presented to shareholders for approval at the Meeting on November 18, 1997, a date which is less than 120 days after the termination of the Prior Sub-Advisory Agreement.

     If the New Sub-Advisory Agreement is approved by shareholders of the Fund, it will take effect for an initial two-year period from the date of its execution, after which the agreement must be renewed at least annually by a vote of a majority of the Directors, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on the renewal, or by a vote of the majority of the outstanding voting securities of the Fund. If the shareholders do not approve the New Sub-Advisory Agreement, the Board will consider appropriate action.

New Sub-Advisory Agreement

     Delaware International, the current sub-adviser to the Fund, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager and Delaware International are both controlled by Delaware Management Holdings, Inc. ("DMH"), which in turn is an indirect, wholly owned subsidiary of Lincoln National Corporation ("LNC"). On August 31, 1997, Delaware International was managing approximately $6.7 billion, of which approximately $1.5 billion were registered investment company assets. Delaware International is located at 3rd Floor, 80 Cheapside, London, England EC2V 6EE. Schedule A sets forth a list of other funds advised or sub-advised by Delaware International that have investment objectives similar to those of the Fund, together with the rate of compensation paid to, and any waivers or reimbursements paid by, Delaware International.

     The New Sub-Advisory Agreement provides that Delaware International shall manage the investment and reinvestment of the Fund's assets, subject to the general supervision of the Board of Directors. Delaware International is required to regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund, and shall effect the purchase and sale of such investments, as agent for the Fund, in furtherance of the Fund's objectives and policies. Delaware International shall furnish the Board of Directors with such information and reports regarding its activities as the Manager deems appropriate or as the directors may reasonably request. In the performance of its duties and obligations under the New Sub-Advisory Agreement, Delaware International shall act in conformity with the Charter and By-Laws of the Company and the Prospectus of the Fund, as well as with the instructions and directions of the Manager and of the Board of Directors. Delaware International will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

     In the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard of the performance of its duties, Delaware International is not subject to liability to the Manager, the Fund or its shareholders for actions or omissions under the New Sub-Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     Under the New Sub-Advisory Agreement, Delaware International is given authority to effect the purchase and sale of investments and to place orders with brokers for the Fund. In all cases, subject to the primary objective of obtaining best price and execution, Delaware International is authorized to execute orders through broker-dealers who provide Delaware International, the Fund or the Manager with statistical, factual, and financial information and services used by Delaware International or the Manager in connection with the investment decision making process and, consistent with the provisions of the National Association of Securities Dealers ("NASD") Conduct Rules, as amended, is permitted to consider sales of Delaware Group funds' shares in selecting a broker through whom securities transactions may be effected.
In those cases where an order is placed through a broker who provides research to Delaware International or the Manager, the New Sub-Advisory Agreement provides that, subject to such policies and procedures as the Board of Directors and officers of the Company may adopt, the Fund may pay higher commissions if Delaware International makes a good faith determination that the amount of the commission is reasonable in relation to the brokerage services and research provided.

     The New Sub-Advisory Agreement and the Investment Management Agreement provide that the Fund conduct its own business and bear the expenses and salaries necessary and incidental thereto, including: the costs incurred in the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. The New Sub-Advisory Agreement also provides that the Fund, the Manager and Delaware International may share facilities common to each, with appropriate proration of expenses between them.

     Under the New Sub-Advisory Agreement, Delaware International is entitled to receive an annual sub-advisory fee equal to 80% of the advisory fee actually received by the Manager (i.e., after any voluntary waivers or expense reimbursements by the Manager). Assuming the current advisory fee of 1.00% under the Investment Management Agreement had been in effect, Delaware International would have received sub-advisory fees of $135,924 from the Manager for the period September 1, 1996 through August 31, 1997. This amount is the same as the fees actually received by Walter Scott under the Prior Sub-Advisory Agreement during that period.

The Prior Sub-Advisory Agreement

     At a meeting of shareholders held on May 3, 1996, shareholders of the Fund approved several measures pertaining to the restructuring of the Company, including the Investment Management Agreement with the Manager and the Prior Sub-Advisory Agreement dated May 4, 1996, between the Manager and Walter Scott. The Manager and Walter Scott began operating as investment manager and sub-adviser, respectively, on May 4, 1996. The continuation of these arrangements was approved at a meeting of the Board of Directors held on April 17, 1997. Walter Scott ceased serving as sub-adviser on September 15, 1997.

     The Prior Sub-Advisory Agreement provided that Walter Scott regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund, effect the purchase and sale of such investments as agent of the Fund in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding its activities as the Manager or the Board may reasonably request. Walter Scott was required to act in conformity with the Company's Charter and By-Laws and the Prospectus of the Fund, and with the instructions of the Manager and the Board, and to comply with the 1940 Act and other applicable laws. The Fund was otherwise required to conduct its own business and affairs and bear its own expenses and salaries. To the extent that the Fund, the Manager and Walter Scott shared facilities common to each, the Prior Sub-Advisory Agreement provided for the appropriate proration of expenses between and among them.

     The Prior Sub-Advisory Agreement permitted Walter Scott, subject to the requirements of obtaining best available price and execution, to place orders with brokers that provided research services to the Manager or Walter Scott, or to brokers that sold shares of the Delaware Group Funds. In so doing, the Prior Sub-Advisory Agreement permitted Walter Scott to pay commissions in excess of commissions that may have been charged by other brokers, provided that Walter Scott had determined in good faith that the commissions paid to the executing brokers were reasonable in relation to the value of brokerage and research services provided by such brokers.

     Walter Scott was required to keep books and records with respect to the Fund's transactions. While Walter Scott was free to act as investment adviser or sub-adviser to other funds, the Prior Sub-Advisory Agreement required that Walter Scott receive advance written consent from the Manager if providing such investment management services to another fund would compete with the Fund. The Prior Sub-Advisory Agreement further provided that the Manager could not use Walter Scott's name without Walter Scott's prior written consent. The Prior Sub-Advisory Agreement established a procedure by which the Manager could complain about the conduct of Walter Scott in fulfilling obligations, or to complain directly to the Investment Ombudsman in the United Kingdom.

     The Prior Sub-Advisory Agreement provided that Walter Scott would not be liable to the Fund, the Manager or any shareholder of the Fund for any action or omission in connection with the Prior Sub-Advisory Agreement so long as Walter Scott did not act with willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Prior Sub-Advisory Agreement stated that it could be terminated by the Manager or the Fund (either by Board action or pursuant to a vote of a majority of the outstanding shares of the Fund) upon 60 days' written notice. The Prior Sub-Advisory Agreement also provided that it would automatically terminate in the event of its assignment, or in the event of the termination of the Investment Management Agreement.

     Under the Prior Sub-Advisory Agreement, Walter Scott was paid a sub-advisory fee at an annual rate of 0.80% of the Fund's average daily net assets. The Manager paid Walter Scott $135,924 in sub-advisory fees for the period September 1, 1996 through August 31, 1997. Under the New Sub-Advisory Agreement, Walter Scott would also have been paid $135,924 during the period, the same as it received under the Prior Sub-Advisory Agreement during this period (assuming the Manager's annual advisory fee had been reduced from 1.10% to 1.00% of average daily net assets).

Differences Between the Sub-Advisory Agreements

     With the exception of the calculation of the sub-advisory fee, the New Sub-Advisory Agreement is substantially similar in all material respects to the Prior Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, Delaware International receives 80% of the advisory fee actually received by the Manager, whereas under the Prior Sub-Advisory Agreement, Walter Scott received 0.80% of the Fund's average daily net assets, regardless of the advisory fee actually received by the Manager. The maximum rate of compensation to which Delaware International will be entitled under the New Sub-Advisory Agreement is no greater than that paid to Walter Scott under the Prior Sub-Advisory Agreement, and Delaware International may actually be paid at a lower rate if the Manager commits to further waive fees or reimburse expenses.

     The only noteworthy differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement with respect to their operative terms relate to certain provisions which were included in the Prior Sub-Advisory Agreement because Walter Scott is not an affiliate of the Manager. For example, the Prior Sub-Advisory Agreement contains extensive language relating to Walter Scott's recordkeeping responsibilities and the Fund's and the Manager's access to such records. Because Delaware International is an affiliate of the Manager, such extensive record-keeping provisions will not be necessary in the New Sub-Advisory Agreement to assure access to Delaware International's records. The Prior Sub-Advisory Agreement also contained: (i) a mechanism for the Manager to object to Walter Scott's becoming investment manager or sub-adviser to any other investment company; and (ii) a provision relating to the inability of the Manager to use Walter Scott's name in offering or advertising materials, without Walter Scott's prior consent. Again, because Delaware International and the Manager are affiliates, these provisions will not be necessary. These differences are not material to the operation of the Fund.

     The sub-advisory fees payable under the Prior and New Sub-Advisory Agreements is the sole responsibility of the Manager. Under the Prior Sub-Advisory Agreement, the Manager was obligated to pay Walter Scott at an annual rate of 0.80% of the average daily net assets of the Fund, irrespective of the Manager's commitments to voluntarily waive its fees and provide for reimbursement of Fund expenses. Under the New Sub-Advisory Agreement, Delaware International is entitled to receive 80% of the fee actually paid to the Manager (i.e., after fee waivers and expense reimbursements). Thus, the maximum fee that Delaware International could be paid under the New Sub-Advisory Agreement would be 0.80% of the average daily net assets of the Fund, which is the sub-advisory fee to which Walter Scott was entitled under the Prior Sub-Advisory Agreement. However, as noted above, Delaware International may receive compensation at a rate which is lower than 0.80% of the average daily net assets of the Fund if, as is currently the case, the Manager voluntarily waives its fees or commits to reimburse the Fund for certain expenses. Under this formula, therefore, the compensation paid to Delaware International cannot exceed the annual rate of compensation that had been payable to Walter Scott.

Considerations of the Board of Directors

     The Board of Directors believes that the terms and conditions of the New Sub-Advisory Agreement is fair to, and in the best interests of, the Fund and its shareholders. The
Board of Directors, including the Independent Directors, has unanimously approved the New Sub-Advisory Agreement and unanimously recommends shareholder approval.

     In evaluating the New Sub-Advisory Agreement and making their recommendation, the Board reviewed and contrasted the operations and past performance of the Fund with the operations of the other funds in the Delaware Group, including those advised or sub-advised by Delaware International. The Board noted that the International Equity Fund of Delaware Group Global & International Funds, Inc., which is advised by Delaware International and had investment objectives and policies very similar to the Fund (prior to the increase in the Fund's ability to invest in emerging markets), outperformed the Fund for the one-year, two-year and three-year periods ending May 31, 1997, based on data obtained from Lipper Analytical Services, Inc. The Board also took into account the strategic fit of the Fund in the overall range of international funds offered by the Delaware Group of Funds, especially in light of the Fund's increased ability to invest in emerging markets, allowing it to "blend" the investment focuses of the Delaware Group's International Equity and Emerging Markets Funds.

     The Board examined the nature and quality of the services expected to be rendered to the Fund by Delaware International, and the similarities and differences between the Prior and New Sub-Advisory Agreements. The Board considered the experience, practices and overall investment management capabilities of Delaware International and its key personnel, as well as the performance of the Fund for which Delaware International would serve as sub-adviser. The Board took into consideration the benefits to the Fund of the increase in its ability to invest in securities of emerging market countries, as well as Delaware International's expertise in investing in emerging markets.

     The Board noted that Walter Scott employed a highly quantitative "bottom-up" investment style (i.e., emphasizing fundamental stock research without regard to country allocation), which focused primarily on established markets. The Board compared this with Delaware International's "top-down," dividend discount and purchasing power parity methodology. In using "top-down" analysis, Delaware International evaluates different countries as part of its security selection process, emphasizing such factors as economic conditions, regulatory and currency controls, accounting standards and political and social conditions. Delaware International attempts to determine whether foreign currencies are over- or under-valued in comparison with the U.S. Dollar by employing a purchasing power parity approach, which examines the amount of goods and services that a dollar will buy in the United States in relation to the amount of foreign currency required to buy the same amount of goods and services in another country. In using a dividend discount analysis, Delaware International attempts to compare the value of different investments by discounting the value of future anticipated dividends back to what they would be worth if they were being paid today. Delaware International supplements this methodology with fundamental company analysis. In Delaware International's view, this approach works for both established and emerging markets.

     The Board, including the Independent Directors, also considered the fact that the investment management fee for the Fund has been reduced from an annual rate of 1.10% of average daily net assets to 1.00%, and that the sub-advisory fee payable under the New Sub-Advisory Agreement would be no greater than, and may be less than, that paid under the Prior Sub-Advisory Agreement. The Board also considered the Manager's commitment to the Board that the Manager would continue the voluntary fee waivers and expense reimbursements it currently provides to maintain the expenses of the Fund at 1.80% on Class A Shares, 2.50% on Class B and C Shares and 1.50% on Institutional Class Shares. The Board examined the advisory and sub-advisory fees of the Fund under the amended Investment Management Agreement and New Sub-Advisory Agreement, respectively, compared with those paid by similar funds and concluded that such fees were within an acceptable range in relation to the services provided by the Manager and Delaware International.

      The Board reviewed the Form ADVs and the most recent audited financial statements for both Delaware International and the Manager. The Board also reviewed the services provided by the Manager under the Investment Management Agreement. The Board noted that under the Investment Management Agreement, the Manager is authorized, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Fund for which the Manager is ultimately responsible. Under the agreement, the Manager remains responsible for the actions of any such sub-adviser and may, in its sole discretion, terminate any such arrangement as it determines to be appropriate. The Board further noted that under the Investment Management Agreement and both the New and Prior Sub-Advisory Agreements, the Manager and each sub-adviser may obtain "soft dollar" research by directing portfolio transactions to certain brokers. The Board acknowledged the Manager's representation that such research has and will benefit the Fund.

     The Board concluded that Delaware International has the requisite qualifications, skills, experience and talent needed to manage investments of the Fund responsibly. The Board found that the material presented at its Meeting provided it with the information it needed to make an informed business decision concerning the fairness and reasonableness of the fees associated with the New Sub-Advisory Agreement. Based on that material, the Board determined that the fees contemplated by the New Sub-Advisory Agreement are within an appropriate range given the complex task of carrying out the varied functions under that agreement, and that such fees were consistent with the Board's fiduciary duty to the Fund.

     The Board therefore unanimously approved the New
Sub-Advisory Agreement and, in submitting the Agreement to shareholders, unanimously recommended that shareholders vote
FOR the approval of the New Sub-Advisory Agreement.

Voting Requirement

     Approval of the New Sub-Advisory Agreement requires the lesser of (A) 67% or more of the voting securities present at the Meeting, provided that more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

Board of Directors Recommendation

     The Board of Directors of the Company unanimously recommends that you vote FOR the approval of the New Sub-
Advisory Agreement.

GENERAL INFORMATION

Annual and Semi-Annual Report

     THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS FOR THE
FUND ARE AVAILABLE AT NO COST TO ITS SHAREHOLDERS, UPON
REQUEST, BY CONTACTING THE FUND AT 1818 MARKET STREET,
PHILADELPHIA, PA 19103, OR BY CALLING 1-800-523-4640.

The Manager

     Delaware Management Company, Inc., One Commerce Square, Philadelphia, PA 19103, serves as investment manager to the Fund. The Manager is an investment adviser registered under the Advisers Act. The Manager and its predecessors have been providing investment management and related services to the mutual funds in the Delaware Group since 1938. On August 31, 1997, the Manager was managing assets valued at approximately $31.7 billion, of which approximately $14.2 billion were registered investment company assets.

     On May 4, 1996, the Manager became the investment manager for the Fund as a result of a restructuring of all series of the Company which occurred at that time. Shareholders of the Fund at that time approved the Manager as the investment manager for each of the series of the Company, including the Fund, to replace Lincoln Investment Management, Inc., the Company's previous investment manager. The continuation of the Investment Management Agreement was most recently approved at the Board's meeting held on April 17, 1997. The Manager continues to serves as investment manager to the Fund and no change in its status is being proposed. No change to the Investment Management Agreement is being submitted to shareholders, although the Investment Management Agreement has been amended to reduce the annual advisory fees which it charges as a percentage of average daily net assets from 1.10% to 1.00%.

     Under the Investment Management Agreement, as with its investment management agreements with the other funds comprising the Delaware Group, the Manager provides certain administrative services. In accordance with its standard practice, the Manager provides the Company and the Fund with certain administrative services and makes available certain of its employees to the Company as officers to manage the Company's and the Fund's day-to-day affairs. Further, the Manager's personnel monitor the Fund's investment activities to ensure compliance, not only with the Fund's investment objectives, policies and restrictions, but also with applicable securities and tax laws. The Manager's personnel also supervise the activities of the Company's employees.

Principal Underwriter

     Delaware Distributors, L.P. (the "Distributor"), an affiliate of the Manager and Delaware International, serves as the national distributor for the Fund under a Distribution
Agreement dated September 25, 1995. The Distributor is located at 1818 Market Street, Philadelphia, PA 19103.

     The Company has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, the Class B Shares
and the Class C Shares of the Fund (the "Plans").   Each Plan
permits the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Company. The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of the Fund are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     Under the Plans, the aggregate fees paid by the Fund from the assets of its respective Classes to the Distributor and others under the Plans may not exceed 0.35% of the Class A Shares' average daily net assets in any year, and 1% of each of the Class B Shares' and the Class C Shares' average daily net assets in any year (0.25% of which are service fees to be paid by the Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts). The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. Although the maximum fee payable under the Plan relating to each of the Class A Shares is 0.35% of average daily net assets, effective at the close of business on May 3, 1996, the annual fee payable on a monthly basis is equal to 0.30% of average daily net assets.

     While payments pursuant to the Plans may not exceed 0.35% (and currently do not exceed 0.30%) annually with respect to the Fund's Class A Shares, and 1% annually with respect to each Fund's Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Company's Independent Directors, who may reduce the fees or terminate the Plans at any time. For the Fund's most recent fiscal year, the Fund paid $57,128 to the Distributor pursuant to the Distribution Agreement. These services will continue to be provided after approval of the New Sub-Advisory Agreement.

     The Company's Plans do not apply to the Fund's
Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional
Class.

Shareholder Servicing Agent

     Delaware Service Company, Inc. ("DSC"), an affiliate of the Manager and Delaware International, serves as the shareholder servicing, dividend disbursing and transfer agent
for the Fund under an Agreement dated September 25, 1995.   DSC
also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Directors annually review service fees paid to DSC. For the Fund's most recent fiscal year, the Fund paid $36,096 to DSC. DSC is located at 1818 Market Street, Philadelphia, PA 19103. These services will continue to be provided after the New Sub-Advisory Agreement is approved.

Principal Officers and Directors of the Company

     The principal officers and Directors of the Company who are also officers or directors of the Manager and/or Delaware International are set forth in Schedule B. The following principal officers and Directors of the Company who are not directors of the Manager or Delaware International own shares of and/or stock option on LNC: Jeffrey J. Nick; Paul E. Suckow; Michael P. Bishof; and Joseph H. Hastings. To the best knowledge of the Company, the Manager and Delaware International, no Director of the Company has engaged in transactions in LNC's securities since the Company's most recent fiscal year in excess of 1% of LNC's outstanding securities. To the best knowledge of the Company, the Manager and Delaware International, no Director of the Company has had any material direct or indirect interest in any material transactions or proposed transactions related to the business or operations of the Company to which Delaware International, the Manager or any parent or subsidiary thereof was a party since the Company's most recent fiscal year, other than Wayne
A. Stock and Jeffrey J. Nick in their capacity as officers or directors of the Manager or its affiliates.

     In conjunction with a merger of LNC and DMH, which was completed on April 3, 1995, and in order to comply with section 15(f) of the 1940 Act, at least 75% of the directors shall not be "interested" persons of LNC, DMH or their respective affiliates for a period of three years following the completion of the merger.

     Pursuant to arrangements with DMH, the Manager's indirect parent, DMH has agreed to use reasonable efforts, consistent with the restrictions of the 1940 Act, and subject to fiduciary obligations of DMH and its affiliates, to have Wayne A. Stork, a Drector and employee of the Company, retain his position as chairman of the Board of Directors of the Company. The agreement has no binding effect on the Company, the Fund or its shareholders.

Shareholders of Record

     Schedule C sets forth shareholders of record of the Fund as August 31, 1997 who held 5% or more of the outstanding shares of the Fund. Except as set forth in Schedule C, the Company does not have any knowledge of shares of the Fund held beneficially.

     To the best knowledge of the Company, the percentage of shares beneficially owned by any or all of the principal officers or Directors of the Company as of August 31, 1997 does not exceed 1% of any Class of the Fund.

Shareholder Proposals

     The Meeting is a special meeting of shareholders. The Company is not required to, nor does it intend to, hold regular annual meetings of its shareholders. Any shareholder who wishes to submit a proposal for consideration at the Company's next shareholders' meeting, when and if such a meeting is called, should submit such proposal promptly to the Company.

Principal Executive Officer and Directors of Delaware
International

     Schedule D sets forth the name, address and principal occupation of the principal executive officer and each director of Delaware International. Schedule D also indicates whether such officer or directors are also officers or Directors of the Company.

Parents of the Manager and Delaware International

     On April 3, 1995, DMH and LNC merged, and DMH became an indirect, wholly owned subsidiary of LNC. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. DMH, through its indirect, wholly owned subsidiary Delaware Voyageur Holdings, Inc., owns 100% of the voting securities of the Manager. DMH, through its wholly owned subsidiary DMH Corp., directly owns 81.1% of the voting securities of Delaware International and indirectly owns the remaining 18.9% of the voting securities of Delaware International through DMH Corp.'s wholly owned subsidiary, Delaware International Holdings Ltd. LNC, through its wholly owned subsidiary Lincoln National Investment Companies, Inc., owns 100% of the outstanding shares of common stock of DMH, and may be deemed to control DMH. The address of DMH is One Commerce Square, Philadelphia, PA 19103. The address of DMH Corp. is Foulkstone Plaza, 1403 Foulk Road, Suite 102, Wilmington, DE 19803. The address of Delaware International Holdings Ltd. is Clarendon House, Church Street West, Hamilton HM DX, Bermuda. The address of Delaware Voyageur Holdings, Inc. is One Commerce Square, Philadelphia, PA 19103. The address of LNC and Lincoln National Investment Companies, Inc. is 200 East Berry Street, Fort Wayne, IN 46802.


/s/Wayne A. Stork
Wayne A. Stork
Chairman
October 8, 1997


                                 SCHEDULE A

                    SIMILAR DELAWARE GROUP FUNDS ADVISED
                          BY DELAWARE INTERNATIONAL


                                        Advisory Fees
               Rate of Compensation     Waived for     Assets
 Fund               (Based on           Last Fiscal    as of
               Average Net Assets)      Year           8/31/97

 Delaware Group
 Global &
 International
 Funds, Inc.
   International
   Equity Series    0.75%
                    per annum(1)        $109,455     $222,216,196
   Emerging
   Markets Series   1.25%
                    per annum           $  35,197(2) $  22,247,235

 Delaware Group
 Premium
 Fund, Inc.
   International
   Equity Series    0.75%
                    per annum(1)          $117,758    $186,060,945
  Emerging
  Markets Series    1.25%
                    per annum             N/A(3)      $    4,906,923

 Delaware
 Pooled Trust, Inc.
   The International
   Equity Portfolio  0.75%
                     per annum(1)          $   0        $471,740,334
   The Emerging
   Markets Portfolio   1.20%
                       per annum         N/A(4)         $  20,454,097
   The Labor
   Select International
   Equity Portfolio        0.75%
                           per annum     $  50,089     $   47,687,356

 ____________________________
 (1)  All fees are reduced by fees paid to directors of the fund.
 (2)  Date of initial public offering was June 10, 1996.
 (3)  Date of initial public offering was May 1, 1997.
 (4)  Date of initial public offering was April 14, 1997.


                                  SCHEDULE B

              PRINCIPAL OFFICERS AND DIRECTORS OF THE COMPANY
               WHO ARE OFFICERS OR DIRECTORS OF THE MANAGER
                         OR DELAWARE INTERNATIONAL


                                          Position with
                                          the Manager or
 Officer or     Position with             Delaware
 Director        the Company              International


 Wayne A. Stork Chairman/                 Chairman/
                President/Chief           President/
                Executive Officer         Chief Executive
                and Director              Officer/Chief
                                          Investment
                                          Officer
                                          and Director of
                                          Delaware Management
                                          Company, Inc.

                                          Chairman/Chief
                                          Executive Officer
                                          and Director of
                                          Delaware
                                          International
                                          Advisers Ltd.

 David K. Downes  Executive Vice          Executive Vice
                  President/Chief         President/Chief
                  Operating Officer       Operating
                  /Chief Financial        Officer/Chief
                  Officer                 Financial Officer
                                          and Director of
                                          Delaware Management
                                          Company, Inc.

                                          Director of Delaware
                                          International
                                          Advisers Ltd.

 Richard G. Unruh Executive Vice          Executive Vice
                  President               President and
                                          Director of Delaware
                                          Management
                                          Company, Inc.

                                          Director of Delaware
                                          International
                                          Advisers Ltd.

 Paul E. Suckow Executive Vice            Executive Vice
                President/Chief           President/Chief
                Investment Officer,       Investment Officer,
                Fixed Income              Fixed Income of
                                          Delaware Management
                                          Company, Inc.

 Michael P. Bishof   Senior Vice President/  Senior
                     Treasurer               Vice
                                             President/Investment
                                             Accounting of
                                             Delaware Management
                                             Company, Inc.


              PRINCIPAL OFFICERS AND DIRECTORS OF THE COMPANY
               WHO ARE OFFICERS OR DIRECTORS OF THE MANAGER
                         OR DELAWARE INTERNATIONAL
                                (continued)

                                          Position with
                                          the Manager or
 Officer or     Position with             Delaware
 Director        the Company              International

 George M.
 Chamberlain,    Senior Vice              Senior Vice
 Jr.            President/Secretary/      President/Secretary/
                General Counsel           General Counsel of
                                          Delaware
                                          Management Company,
                                          Inc.

                                          Director of Delaware
                                          International
                                          Advisers Ltd.

 Richard J.
 Flannery       Senior Vice               Senior Vice
                President/Corporate       President/Corporate
                and International         and International
                Affairs                   Affairs of
                                          Delaware Management
                                          Company,
                                          Inc.

                                          Director of Delaware
                                          International
                                          Advisers Ltd.

 Joseph H. Hastings  Senior Vice               Senior Vice
                     President/Corporate       President/Corporate
                     Controller                Controller/Treasurer
                                               of Delaware
                                               Management Company,
                                               Inc.

                                 SCHEDULE C

                 SHAREHOLDERS OF RECORD HOLDING 5% OR MORE
                   OF THE OUTSTANDING SHARES OF THE FUND

  As of August 31, 1997, the Company believes the following accounts held 5% or more of the outstanding shares of the Class
 A Shares, Class B Shares, Class C Shares and the Institutional
 Class of the Overseas Equity Fund:

                Name and Address
 Class          of Account        Share Amount   Percentage

 Overseas
 Equity Fund    Lincoln National
 Class A        Life Insurance Co.  779,210       77.16%
 Shares         1300 Clinton Street
                Fort Wayne, IN  46802-3506

 Overseas
 Equity Fund    Merrill Lynch,
 Class B        Pierce, Fenner
 Shares         & Smith              18,151       14.77%
                for the sole benefit
                of its customers
                Attn: Fund Administration
                4800 Deer Lake Drive East,
                3rd fl.
                Jacksonville, FL  32246-6484

                DMTC C/F the
                rollover IRA of      7,286         5.93%
                Carl W. Niederwimmer
                301 NW 73rd Terrace
                Gladstone, MO  64118-1675

 Overseas
 Equity Fund    Harris B. Kram      2,806           20.92%
 Class C        8565 West
 Shares         Dartmouth Place
                Denver, CO  80227-4798


                Name and Address
 Class          of Account        Share Amount   Percentage

 Overseas
 Equity Fund    Merrill Lynch,
 Class C        Pierce, Fenner
 Shares         & Smith             2,571          19.17%
                for the sole
                benefit of
                its customers
                Attn: Fund
                Administration
                4800 Deer Lake
                Drive East, 3rd fl.
                Jacksonville, FL  32246-6484

                NFSC                 1,023          7.63%
                FBO Chester M.
                Boltwood and
                Karen A. Boltwood
                828 Cobblestone Cir.
                Modesto, CA  95355-4501

                J.C. Bradford & Co.
                Cust. FBO              918           6.84%
                Sally S. Alterman
                330 Commerce St.
                Nashville, TN  37201-1805

                Carroll L. Engelhardt
                and                   789            5.88%
                Joan L. Engelhardt
                JT WROS
                1210 3rd St. S.
                Moorhead, MN

 Overseas
 Equity Fund    Employee Profit
 Institutional  Sharing Plan         7,963(1)        94.25%
 Class          Delaware Management
                Company
                Employee Profit
                Sharing Trust
                c/o Rick Seidel
                1818 Market St.
                Philadelphia, PA  19103-3682



 (1) The Company has been advised that the shares held of record by the Employee Profit Sharing Plan of Delaware
  Management Company are held for the benefit of and will be voted in accordance with instructions received from participants in the Plan. The following participants in the Plan held 5% or more of the outstanding shares of the Overseas Equity Fund Institutional Class: Michael M.
  Weisbrot  - 3,748 shares (44.36%) of the Class; John R.
  McMahon - 1,263 shares (14.95%) of the Class; James Cook -
  972 shares (11.50%) of the Class; and Frank J. Marandino -
  465 shares (5.50%) of the Class.




                Name and Address
 Class          of Account        Share Amount   Percentage

 Overseas
 Equity Fund    Lincoln National
 Institutional  Investment           470          5.56%
 Class          Management
                1300 South Clinton St.
                P.O. Box 1110
                Fort Wayne, IN  46801-1110


                               SCHEDULE D

 PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF DELAWARE
 INTERNATIONAL

 Name                        Principal Occupation


 Wayne A. Stork(1)           Chairman/President/Chief Executive
                             Officer/Director and/or Trustee of each of the 33 investment companies in the Delaware
                             Group, Delaware Management Holdings, Inc.,
                             DMH Corp., Delaware International Holdings
                             Ltd. and Founders Holdings, Inc.; Chairman and Director of Delaware Distributors, Inc.
                             and Delaware Capital Management, Inc.;
                             Chairman/President/Chief Executive
                             Officer/Chief Investment Officer and
                             Director of Delaware Management Company,
                             Inc.; Chairman/Chief Executive Officer and
                             Director of Delaware International Advisers
                             Ltd.; Director of Delaware Service Company,
                             Inc. and Delaware Investment & Retirement
                             Services, Inc.

 G. Roger Kitson(2)          Vice Chairman and Director of Delaware
                             International Advisers Ltd.

 Richard G. Unruh(1)         Executive Vice President of each of the
                             33 investment companies in the Delaware
                             Group, Delaware Management Holdings, Inc.
                             and Delaware Capital Management, Inc.;
                             Executive Vice President and Director of
                             Delaware Management Company, Inc.;
                             Director of Delaware International Advisers
                             Ltd.

 David K. Downes(1)          Executive Vice President/Chief Operating
                             Officer/Chief Financial Officer of each of the 33 investment companies in the Delaware
                             Group, Delaware Management Holdings, Inc.,
                             Founders CBO Corporation, Delaware Capital
                             Management, Inc. and Delaware Distributors,
                             L.P.; Executive Vice President/Chief
                             Operating Officer/Chief Financial Officer and Director of Delaware Management
                             Company, Inc., DMH Corp., Delaware
                             Distributors, Inc., Founders Holdings, Inc.
                             and Delaware International Holdings Ltd.;
                             Chairman/Chief Executive Officer and
                             Director of Delaware Investment &
                             Retirement Services, Inc.; Chairman and
                             Director of Delaware Management Trust
                             Company; President/Chief Executive
                             Officer/Chief Financial Officer and
                             Director of Delaware Service Company, Inc.;
                             Director of Delaware International Advisers
                             Ltd.

 David G. Tilles(2)         Managing Director/Chief Investment Officer
                            and Director of Delaware International
                            Advisers Ltd.


 (1)            Business address is One Commerce Square, Philadelphia, PA
                19103.

 (2)            Business address is 3rd Floor, 80 Cheapside, London,
                England EC2V 6EE.


 PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF DELAWARE
 INTERNATIONAL
                               (continued)


 Name          Principal Occupation

 George M.
 Chamberlain,
 Jr.(1)         Senior Vice President/Secretary and General
                Counsel of each of the 33 investment
                companies in the Delaware Group, Delaware
                Management Holdings, Inc. and Delaware
                Distributors, L.P.; Executive Vice
                President/Secretary/General Counsel and
                Director of Delaware Management Trust
                Company; Senior Vice
                President/Secretary/General Counsel and
                Director of DMH Corp., Delaware Management
                Company, Inc., Delaware Distributors, Inc.,
                Delaware Service Company, Inc., Founders
                Holdings, Inc., Delaware Investment &
                Retirement Services, Inc. and Delaware
                Capital Management, Inc.; Secretary and
                Director of Delaware International Holdings
                Ltd; Director of Delaware International
                Advisers Ltd. Attorney.

 John C.E.
 Campbell(1)    Senior Vice President/International
                Marketing of Delaware Investment Advisers;
                Director of Delaware International Advisers
                Ltd.

 Richard J.
 Flannery(1)    Senior Vice President/Corporate and
                International Affairs of each of the 33
                investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH
                Corp., Delaware Management Company, Inc.,
                Delaware Distributors, Inc., Delaware
                Distributors, L.P., Delaware Management
                Trust Company, Delaware Capital Management,
                Inc., Delaware Service Company, Inc. and
                Delaware Investment & Retirement Services,
                Inc.;  Senior Vice President/ Corporate and
                International Affairs and Director of
                Founders Holdings, Inc. and Delaware
                International Holdings Ltd.; Senior Vice
                President of Founders CBO Corporation;
                Director of Delaware International Advisers
                Ltd.; Director, HYPPCO Finance Company Ltd.

 Hamish O.
 Parker(2)      Senior Portfolio Manager/Director of U.S.
                Marketing Liaison and Director of Delaware
                International Advisers Ltd.

 Timothy W.
 Sanderson(2)   Senior Portfolio Manager/Deputy Compliance
                Officer/Director of Equity Research and
                Director of Delaware International Advisers
                Ltd.


 (1)            Business address is One Commerce Square, Philadelphia, PA
                19103.


 (2)            Business address is 3rd Floor, 80 Cheapside, London,
                England EC2V 6EE.

 PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF DELAWARE
 INTERNATIONAL
                               (continued)


 Name           Principal Occupation


 Clive A.
 Gilmore(2)     Senior Portfolio Manager/Director of U.S.
                Mutual Fund Liaison and Director of
                Delaware International Advisers Ltd.

 Ian G. Sims(2) Chief Investment Officer/Global Fixed
                Income and Director of Delaware
                International Advisers Ltd.

 George E.
 Deming(1)      Vice President/Senior Portfolio Manager of
                Delaware Investment Advisers; Director of
                Delaware International Advisers Ltd.

 John Emberson(2)  Secretary/Compliance Officer/Finance
                   Director and Director of Delaware
                   International Advisers Ltd.

 Nigel G. May(2)   Director/Head of European Group and
                   Director of Delaware International Advisers
                   Ltd.

 Elizabeth A.
 Desmond(2)        Director/Head of Pacific Basin Group and
                   Director of Delaware International Advisers
                   Ltd.




 (1)            Business address is One Commerce Square, Philadelphia, PA
                19103.

 (2)            Business address is 3rd Floor, 80 Cheapside, London,
                England EC2V 6EE.




                   DELAWARE GROUP ADVISER FUNDS, INC.
                       OVERSEAS EQUITY FUND SERIES
                   (FORMERLY WORLD GROWTH FUND SERIES)

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 DELAWARE GROUP                 The undersigned hereby
 PROXY SERVICES                 appoints WAYNE A. STORK and
 POST OFFICE BOX 9148           DAVID K. DOWNES, and each
 FARMINGDALE, NY  11735         of them, as proxies with
                                full power of substitution, to
                                vote on behalf of the
                                undersigned the same number of
                                shares which the undersigned is
                                then entitled to vote, at the
                                Special Meeting of the
                                Shareholders of Delaware Group
                                Adviser  Funds, Inc. - Overseas
                                Equity Fund series (formerly
                                World Growth Fund series) to be
                                held on Tuesday, November 18,
                                1997 at 10:00 a.m., at the
                                Union League of Philadelphia,
                                140 South Broad Street,
                                Philadelphia, PA 19102, and at
                                any adjournments thereof, on
                                any matter properly coming
                                before the meeting, and
                                specifically as indicated
                                below.

                                This proxy when properly
                                executed will be voted in the
                                manner directed herein by the
                                undersigned shareholder.  If no
                                direction is made, this proxy
                                will be voted "FOR" Item 1.


 TO VOTE, MARK BLOCKS BELOW
 IN BLUE OR BLACK INK AS
 FOLLOWS /X/                 KEEP THIS PORTION FOR YOUR RECORDS
                                                       DELADV

 ---------------------------------------------------------------
                                      DETACH AND RETURN THIS
 PORTION ONLY

          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 DELAWARE GROUP ADVISER FUNDS, INC.
 OVERSEAS EQUITY FUND SERIES
 (FORMERLY WORLD GROWTH FUND SERIES)


 PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
 ENCLOSED POSTAGE PAID ENVELOPE


 Vote on Proposal
                                           For  Against  Abstain

 1.  To approve a new sub-advisory
     agreement.                          / /     / /     / /

 2. The undersigned authorizes the proxies to vote in their discretion upon such other business as may properly come before the Meeting.


 NOTE:  PLEASE SIGN YOUR NAME EXACTLY AS IT IS SHOWN AT THE TOP.
 WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE,
 GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE AS
 SUCH.  EACH JOINT OWNER IS REQUESTED TO SIGN.


 ______________________      ________________________
 Signature     Date          Signature         Date
 PLEASE SIGN WITHIN BOX)     (Joint Owners)